 4/19/2017  First Quarter 2017Earnings Conference Call

 Important Cautionary Statement About Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements that we may make include statements regarding balance sheet and revenue growth, the provision for loans losses, loan growth expectations, management’s predictions about charge-offs for loans, including energy-related credits, the impact of changes in oil and gas prices on our energy portfolio, and the downstream impact on businesses that support the energy sector, especially in the Gulf Coast region, the impact of the First NBC transaction on our performance and financial condition, including our ability to successfully integrate the business, deposit trends, credit quality trends, net interest margin trends, future expense levels, success of revenue-generating initiatives, projected tax rates, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts such as accretion levels, and the financial impact of regulatory requirements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and in other periodic reports that we file with the SEC.

Corporate Profile (as of March 31, 2017)

- $25.5 billion in Total Assets
- $18.2 billion in Total Loans
- $19.9 billion in Total Deposits
- Tangible Common Equity (TCE) 7.94%
- Nearly 200 banking locations and 264 ATMs across our footprint
- Approximately 3,900 employees corporate-wide
- Rated among the strongest, safest financial institutions in the country by BauerFinancial, Inc.
- Earned top customer service marks with Greenwich Excellence Awards
- Moody's long-term issuer rating: Baa3
- S&P long-term issuer rating: BBB



Hancock Holding Company

First Quarter 2017 Highlights

(compared to fourth quarter 2016)

- Net income of $49.0 million, down $2.8 million, or 5%; core pre-provision net revenue (PPNR) of $93.3 million, up $6.1 million or 7%
- Includes a partial quarter impact from the acquisition of selected assets and liabilities of First NBC Bank (FNBC) of $2.9 million, or $.03 per share, excluding acquisition costs of $6.5 million
- Acquired 9 branches from First NBC Bank; operational conversion expected in mid-May 2017 with the simultaneous closure of 10 overlapping branches
- Total loans up $1.5 billion; includes $1.2 billion from the FNBC transaction (net of the fair value discount or "loan mark")
- Energy loans comprise 7.1% of total loans, down from 8.4%
- Allowance for the energy portfolio totals $83.7 million, or 6.5% of energy loans
- Total deposits up $498 million; includes $398 million from the FNBC transaction
- Purchased $604 million of FHLB advances from FNBC
- Net interest margin (NIM) of 3.37% up 11 basis points (bps); core NIM up 10 bps to 3.29%
- Tangible common equity (TCE) ratio down 70 bps to 7.94%; reflects partial use of capital raised in December 2016

($s in millions; except per share data)	1Q17	4Q16	1Q16
Net Income	$49.0	$51.8	$3.8
Earnings Per Share – diluted	$.57	$.64	$.05
Weighted Average Shares Outstanding (diluted)	84.6	79.1	77.7
Provision for loan losses	$16.0	$14.5	$60.0
Return on Assets (%)	0.80	0.88	0.07
Return on Tangible Common Equity (%)	9.92	11.42	0.91
Total Loans (period-end)	$18,205	$16,752	$15,978
Total Deposits (period-end)	$19,922	$19,424	$18,656
Net Interest Margin (%)	3.37	3.26	3.23
Net Interest Margin (%) (core)*	3.29	3.19	3.12
Net Charge-offs (%) (non-PCI)	0.70	0.50	0.54
Tangible Common Equity (%)	7.94	8.64	7.69
Efficiency Ratio** (%)	61.2	62.8	64.5
Net Purchase Accounting Income (pre-tax)	-$1.2	-$2.2	-$1.1
Nonoperating expense, net (pre-tax)	$2.1	--	$5.0
Pre-provision net revenue (core)*	$93.3	$87.2	$76.4

*See slides 24-26 for non-GAAP reconciliations

** Efficiency Ratio is noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items.

Hancock Holding Company

 1Q17 vs. 1Q16 growth in core PPNR +22%    $s in millions  Core pre-provision net revenue (PPNR) continues to grow  See slide 24 for non-GAAP reconciliation  1Q17 vs. 4Q16 growth in core PPNR +7%

 1Q17 vs. 1Q16 growth in core PPNR +22%    $s in millions  Core pre-provision net revenue (PPNR) continues to grow  See slide 24 for non-GAAP reconciliation  1Q17 vs. 4Q16 growth in core PPNR +

 Well-Diversified Loan Portfolio  Loans totaled $18.2 billion at quarter-end, an increase of $1.5 billion, or 9%, linked-quarterBalance reflects approximately $1.2 billion in loans acquired from First NBC transaction (net of loan mark)Net loan growth during the quarter was diversified across the footprint and also in areas identified as part of the company’s revenue-generating initiatives (mortgage, equipment finance)Reflects $123 million net decrease in energy-related loans  $s in millions

 Energy Portfolio Overview  Energy loans totaled $1.3 billion, or 7.1% of total loans, down $123 million linked-quarter and down $344 million from a year agoLinked-quarter change reflects approximately $160 million in net reductions, plus approximately $23 million in charge-offs, offset by approximately $60 million in net increases  *  *Strategic target

 Energy Portfolio Overview (cont’d)  Net decrease in outstandings of $123 million linked-quarter and a $115 million decrease in total commitments$57 million linked-quarter decrease in upstream outstandings and a $43 million decrease in total commitments $4 million linked-quarter increase in midstream sector outstandings and a $5 million increase in total commitments$70 million linked-quarter decrease in support sector outstandings and a $77 million reduction in total commitmentsReduction in nonaccrual energy loans of $55 million, or 27%  *Includes accrual and nonaccrual loans

 Energy Allowance and Category Trends  Management continues to estimate that charge-offs from energy-related credits could approximate $65-$95 million over the duration of the cycleCharge-offs to-date for current energy cycle (Nov ‘14 – March ‘17) total approximately $65 million; includes $23 million in 1Q17Reduction in support nondrilling allowance related to the reduction of $54 million in nondrilling nonaccrualsReflects expected lag in recovery for support services credits

 Asset Quality Measures Reflect Impact Of Energy Cycle  NPA ratio 1.79%, down 46 bps linked-quarter Nonperforming assets totaled $327 million, down $50 million from December 31, 2016Nonperforming energy loans totaled $194 million at March 31, 2017, down $45 million from last quarterProvision for loan losses was $16.0 million, up $1.5 million from 4Q16Non-PCI net charge-offs totaled $29.9 million, or 70 bps, up from $20.4 million, or 50 bps, in 4Q16Energy charge-offs in the first quarter of 2017 totaled $23 millionCriticized commercial loans totaled $1.2 billion at March 31, 2017, down $79 million from 4Q16Criticized energy loans totaled $737 million at March 31, 2017, down approximately $150 million linked-quarter

 Adequate Reserve Coverage  The allowance for loan losses (ALLL) was $213.6 million (1.17%) down $16 million from $229.4 million (1.37%) linked-quarter (no ALLL on FNBC portion of the portfolio; FNBC portfolio adjusted for 4% loan mark)The allowance maintained on the non-PCI portion of the loan portfolio decreased approximately $13.5 million linked-quarter, totaling $197.6 million, while the allowance on the FDIC acquired loan portfolio decreased $2.4 millionALLL for energy credits was $83.7 million, or 6.5%, at March 31, 2017, down $23 million, or approximately 100 bps, from December 31, 2016 The nonenergy ALLL is approximately $129.9 million, or 0.77%, of the nonenergy loan portfolio as of March 31, 2017, down slightly from December 31, 2016

Securities Portfolio

- Portfolio totaled $5.0 billion, down slightly linked-quarter
- Yield 2.52%, up 14 bps linked-quarter
- Unrealized net loss of $42.8 million on AFS
- 50% HTM, 50% AFS
- Duration 5.00 years compared to 5.07 years at 12-31-16
- Premium amortization down $0.9 million linked-quarter
- Balance sheet is asset sensitive over a 2 year period to rising interest rates under various shock scenarios
- IRR modeling is based on conservative assumptions
  - Flat balance sheet
  - Loan portfolio 52% variable
    - 56% of variable loans are LIBOR-based
    - 92% of the LIBOR loans are tied to 1mo L
    - 7% of the LIBOR loans are tied to 3mo L
    - Approximately 1/3 tied to Wall Street Journal Prime
  - Modeled lag in deposit rate increases
  - Conservative % DDA attrition for certain increases in rates
- No energy-related securities in the portfolio



Securities Portfolio Mix
3/31/17
U.S. Agencies and other $130 3%
CMO $1,005 20%
MBS $2,924 58%
Munis $986 19%



IRR Scenarios
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2.7% 2.7%
5.4% 5.1%
7.5% 6.7%
9.4% 7.8%
+100 shock
+200 shock
+300 shock
+400 shock
Year 1
Year 2

Hancock Holding Company

 Solid Levels Of Core Deposit Funding  Total deposits $19.9 billion, up $498 million, or 3% linked-quarter, includes $398 million acquired in the FNBC transactionNoninterest-bearing demand deposits (DDA) increased $64 millionInterest-bearing transaction and savings deposits increased $252 millionTime deposits increased $150 million Public fund deposits increased $32 millionFunding mix remained strongDDA comprised 39% of total period-end depositsCost of funds up 3bps to 37 bps  $s in billions

Core NIM Expansion

- Reported net interest margin (NIM) 3.37%, up 11 bps linked-quarter
- Core NIM of 3.29% increased 10 bps linked-quarter
- Improved mix of earning assets; increased volume
- Core loan yield +16 bps
  - Mainly related to FNBC acquired loans at 5%+
- Yield on bond portfolio +14 bps
  - Mainly related to slow down in prepayments on mortgage backed securities and decrease in premium amortization
- Cost of funds +3 bps
  - Reflects addition of FNBC deposits at approximately 1%



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.02%
4.03%
3.99%
3.99%
4.16%
2.36%
2.38%
2.34%
2.38%
2.52%
0.34%
0.35%
0.35%
0.34%
0.37%
1Q16
2Q16
3Q16
4Q16
1Q17
Loan Yield - reported
Securities Yield - reported
Cost of Funds - reported



3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
2.60%
2.50%
$190
$185
$180
$175
$170
$165
$160
$155
$150
3.23%
3.25%
3.20%
3.26%
3.37%
3.12%
3.15%
3.12%
3.19%
3.29%
1Q16
2Q16
3Q16
4Q16
1Q17
Core NII
NIM - reported
NIM - core

See slide 26 for non-GAAP reconciliation

Hancock Holding Company

 Focus On Growing Core Noninterest Income Across Business Lines  Noninterest income, including securities transactions, totaled $63.5 million, down $2.4 million, or 4%, linked-quarterAmortization of the indemnification asset for FDIC covered loans totaled $1.1 million, down from $1.2 million in the fourth quarter; the amortization is a reduction to noninterest income and is a result of a lower level of expected future losses on covered loansNonoperating items for the first quarter of 2017 includes a $4.4 million gain on sale of selected Hancock Horizon funds Excluding the items noted above, noninterest income totaled $60.2 million, down $6.9 million, or 10%, linked-quarter  $s in millions

 Remain Focused On Expense Control  Noninterest expenses totaled $163.5 million in 1Q17, up $7.3 million, or 5%, linked quarter; includes $6.5 million of acquisition costsNoninterest expense excluding acquisition costs (operating expense) totaled $157.1 million, up $0.8 million or less than 1%Personnel expense totaled $89.0 million, up $1.5 million, or 2%, linked-quarterOccupancy and equipment totaled $14.5 million, up $0.5 million, or 4% linked-quarterNet gains on ORE dispositions exceeded ORE expense by $13 thousand compared to $0.6 million of net expense in 4Q16; management does not expect this level of ORE expense to be sustainable in future quartersOther operating expense (excluding ORE) totaled $48.9 million in the first quarter of 2017, down $0.5 million, or 1%, from the fourth quarter of 2016  $s in millions

Managing Our Capital…

- TCE ratio 7.94%, down 70 bps linked-quarter
  - Tangible asset growth (including FNBC asset acquisition) -48 bps
  - Intangibles -43 bps
  - Tangible net retained earnings +14 bps
  - OCI +1 bp
  - Option exercises +6 bps
- Will continue to manage capital in the best interests of the Company and our shareholders


Capital Ratios
15%
10%
5%
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17e
TCE
Tier 1 Risk-Based Capital
Total Risk-Based Capital

	Tangible Common Equity Ratio	Leverage (Tier 1) Ratio	Tier 1 Risked-Based Capital Ratio	Total Risk-Based Capital Ratio
March 31, 2017	7.94%	8.79%(e)	10.24%(e)	12.00%(e)
December 31, 2016	8.64%	9.56%	11.26%	13.21%
September 30, 2016	7.93%	8.35%	10.09%	12.15%
June 30, 2016	7.81%	8.22%	9.94%	11.96%
March 31, 2016	7.69%	8.14%	9.69%	11.75%

(e) estimated

Hancock Holding Company

…With Financially Compelling Return on Investment

- Signed an agreement on December 30, 2016 to purchase certain assets and liabilities, including 9 branches, from First NBC Bank; the transaction closed on March 10, 2017
- Transaction was between Hancock Holding Company's banking subsidiary Whitney Bank ("Whitney") and First NBC Bank Holding Company's banking subsidiary First NBC Bank ("First NBC")
- Purchased select loans, 9 First NBC branches, including associated transaction and savings deposits and PP&E, and FHLB borrowings:
  - Approximately $1.2 billion diversified and performing loan portfolio with a 5.28% average yield
  - 9 branches in the Greater New Orleans region, including 7 in the New Orleans MSA
  - Consolidating 10 overlapping branches
  - Approximately $400 million in deposits at average cost of 0.95%
  - Approximately $600 million in FHLB borrowings at average cost of 1.11%
- Paid a premium of just under $42 million to First NBC
  - Transferred approximately $320 million in cash
  - Premium is related to the earnings stream acquired

Hancock Holding Company

FNBC -- Compelling Financial Impact

At Acquisition; $s in billions	First NBC Transaction
Total Loans	$1.2*
Intangibles	$0.1
Total Assets	$1.3*
Total Deposits	$0.4
Other Liabilities	$0.6

1Q17 impact (partial quarter); $s in millions except E.P.S.	First NBC Transaction
Net interest income	$5.1**
Noninterest income	n/m
Operating expense	$0.6
Operating income	$2.9
Operating E.P.S.	$.03
Acquisition costs (nonoperating)	$6.5

- Conservative level of initial loan and deposit run-off, no accretion, provision expense, additional operating expenses were included in modeling projections
- Current run-rate reflects better than expected level of earnings
  - Includes impact of accretion
  - No provision for loan losses
- Operational conversion scheduled for mid-May 2017
  - Simultaneously consolidating 10 overlapping branches
- Expect operating income in 2Q17 from FNBC transaction to approximate $9-$11 million, or $.10-$.12 per share

* Net of $53 million loan mark
** Includes $1.3 million of loan accretion

Hancock Holding Company

 Near-Term Outlook  See slides 24-26 for non-GAAP reconciliations

 2017 Strategic Objectives (includes FNBC)  Loan growth 15-17% (EOP)Includes $1.2B of loans acquired from FNBC in 1Q17 (net of loan mark)Fund loan growth primarily with depositsRevenue growth 11-13% (includes only the March 2017 interest rate hike for 2017)Expense growth 4-5%Core PPNR growth 20-22%PLLL $50-$65mm2017/18 Corporate Strategic Objectives (CSOs)

 Appendix/Non-GAAP Reconciliations

 Appendix: EPS Calculation  See Note 13 in the most recent 10K for more details on the two-class method for E.P.S. calculation.

 Appendix: Core PPNR Reconciliation

 Appendix: Core Revenue Reconciliation

 Appendix: Purchase Accounting Adjustments Core NII & NIM Reconciliation

 Appendix: Core Revenue

 Revenue Generating Initiatives - Fees  $s in thousands  *Includes Hancock Horizon Funds sale

 Appendix: Operating Expense (excl nonoperating items)

 Appendix: Historical Energy Data  $s in millions

 Appendix: Energy Portfolio Support Services

 Impact of Purchase Accounting Adjustments(projections will be updated quarterly; subject to change)  Appendix: Purchase Accounting Impact/Trend        *Projected revenue includes loan accretion from Whitney, Peoples First and FNBC, offset by amortization of the Whitney bond portfolio premium and amortization of the Peoples First indemnification asset.  $s in millions

 Impact of Purchase Accounting Adjustments(projections will be updated quarterly; subject to change)  Appendix: Purchase Accounting Impact/Trend        *Projected revenue includes loan accretion from Whitney, Peoples First and FNBC, offset by amortization of the Whitney bond portfolio premium and amortization of the Peoples First indemnification asset.  $s in millions

 Impact of Purchase Accounting Adjustments(projections will be updated quarterly; subject to change)  Appendix: Purchase Accounting Impact/Trend        *Projected revenue includes loan accretion from Whitney, Peoples First and FNBC, offset by amortization of the Whitney bond portfolio premium and amortization of the Peoples First indemnification asset.  $s in million

Appendix: Glossary of Terms

- 1Q17 – First Quarter of 2017
- 4Q16 – Fourth Quarter of 2016
- AFS – Available for sale
- ALLL – Allowance for loan and lease losses
- Annualized – Calculated to reflect a rate based on a full year
- Core – Excluding purchase accounting items and nonoperating items
- Core Loan Yield – Interest income (TE) on loans excluding purchase accounting loan income, annualized, divided by average loans
- Core NIM – Reported net interest income (TE) excluding total net purchase accounting adjustments, annualized, as a percent of average earning assets
- Core Revenue – Net interest income (TE) plus noninterest income excluding purchase accounting adjustments for both categories
- Current Energy Cycle – Refers to the energy cycle beginning in November of 2014 through the most recent quarter end
- DDA – Noninterest-bearing demands deposit accounts
- E&P – Exploration and Production (Oil & Gas)
- Efficiency ratio – noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items.
- EOP – End of period
- EPS – Earnings per share
- HTM – Held to maturity
- IRR – Interest rate risk
- Linked-quarter – current quarter compared to previous quarter
- Loan Mark – Fair value discount on loans acquired in a business combination
- LPO – Loan production office
- LQA – Linked-quarter annualized
- M&A – Mergers and acquisitions
- NII – Net interest income
- NIM – Net interest margin
- NPA – Nonperforming assets
- O&G – Oil and gas
- ORE – Other real estate
- PAA – Purchase accounting adjustments from business combinations; including loan accretion, offset by any amortization of a bond portfolio premium, amortization of an indemnification asset and amortization of intangibles
- PCI – Purchased credit impaired
- PPNR – Pre-provision net revenue
- RBL – Reserve-based lending
- ROA – Return on average assets
- RR – Risk rating
- SNC – Shared National Credit
- TCE – Tangible common equity ratio (common shareholders' equity less intangible assets divided by total assets less intangible assets)
- TDR – Troubled Debt Restructuring
- TE – Taxable equivalent (calculated using a federal income tax rate of 35%)
- Y-o-Y – Year over year

Hancock Holding Company